Exhibit 10M
AMENDMENT NO. 1
TO
SIXTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
DATED MAY 4, 2006
     THIS AMENDMENT NO. 1 (“Amendment No. 1”) is dated as of December 14, 2006, between MAX & ERMA’S RESTAURANTS, INC. an Ohio corporation (the “Borrower”) and NATIONAL CITY BANK, an Ohio banking corporation (the “Bank”).
WITNESSETH:
     WHEREAS, the Borrower and the Bank, parties to that certain Sixth Amended and Restated Revolving Credit Agreement dated May 4, 2006, (the “Agreement”) have agreed to amend the Agreement on the terms and conditions hereinafter set forth. Terms not otherwise defined herein are used as defined in the Agreement as amended hereby.
     NOW, THEREFORE, the Borrower and the Bank hereby agree as follows:
     Section 1. Amendment of the Agreement. The Agreement is, effective the date hereof, hereby amended as follows:
     1.1 Section 6.2(e). Section 6.2(e) of the Agreement shall be amended and restated in its entirety as follows:
Tangible Net Worth. Permit its Tangible Net Worth to be less than (i) $10,500,000 (the “Base Amount”) through October 29, 2006 and (ii) thereafter, the Base Amount plus $1,000,000 (as of the last day of each ensuing fiscal year) until the later of the Revolving Credit Maturity Date, the Draw Loan Maturity Date or the Term Loan Maturity Date.
     Section 2. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Ohio.
     Section 3. Costs and Expenses. The Company hereby agree to pay on demand all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment No. 4 and the other documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Bank with respect hereto.
     Section 4. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
     Section 5. Confession of Judgment. The undersigned and all endorsers authorize any attorney at law, including an attorney engaged by the holder, to appear in any court of record in Columbus, Ohio, after the indebtedness evidenced hereby, or any part thereof, becomes due and waive the issuance and service of process and confess judgment against any one or more than one of the undersigned and all endorsers in favor of the holder, for the amount then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more than one of such persons against whom judgment has not been obtained hereon. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned and all endorsers or any one or more of them. The undersigned and all endorsers hereby expressly waive any conflict of interest that the holder’s attorney may have in confessing such judgment against such parties and expressly consent to the confessing attorney receiving a legal fee from the holder for confessing such judgment against such parties.
     Section 6. Conditions Precedent. Simultaneously with the execution hereof, the Bank shall receive all of the following, each dated the date hereof, in form and substance satisfactory to the Bank:
6.1 The certificate of an officer of the Company certifying the resolutions of the board of directors of the Company evidencing authorization of the execution, delivery, and performance of this Amendment No. 1 and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Loan Documents, or the transactions contemplated.
6.2 Executed versions of (a) this Amendment No. 1, (b) an amendment to the Note Purchase Agreement between FM Mezzanine Partners, LLC, and the Borrower dated as of May 5, 2006 in form and substance reasonably satisfactory to the Bank and (c) a waiver letter signed by each of the Participants.
6.3 Payment of the amendment fee of $8,000 to be shared pro rata among the Participants.
6.4 Such other documents as the Bank may, in its reasonable discretion, so require.
     Section 5. Reaffirmation of Representations and Warranties. The Borrower hereby expressly acknowledges and confirms that the representations and warranties of the Borrower set forth in the Agreement are true and accurate on this date with the same effect as if made on and as of this date.
     Section 6. Reaffirmation of Documents. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, and all security agreements, pledge agreements, mortgage deeds, assignments, subordination agreements, or other instruments or documents executed in connection with the Agreement. This Amendment No. 1 does not constitute the extinguishment of any obligation or indebtedness previously incurred, nor does it in any manner affect or impair any security interest granted to the Bank, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.
     The Borrower has caused this Amendment No. 1 to be duly executed as of the day and year first above written.

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MAX & ERMA’S RESTAURANTS, INC.			NAT IONAL CITY BANK

By:	/s/ William C. Niegsch, Jr.		By:	/s/ Douglas E. Houser

	Name:	William C. Niegsch, Jr.		Name:	Douglas E. Houser
	Its:	Chief Financial Officer		Its:	Senior Vice President